Exhibit 99.2

IN THE MATTER OF:	Case No.: 99547-08-CO

RENAISSANCE ADMINISTRATIVE SOLUTIONS, INC.,

A Florida corporation.

Application for a Certificate of Authority to Act as an

Insurance Administrator

/

CONSENT ORDER

THIS CAUSE came on for consideration upon the filling of an application for the issuance of a Certificate of Authority by RENAISSANCE  ADMINISTRATIVE SOLUTIONS, INC.  (hereinafter “APPLICANT”) with the OFFICE OF INSURANCE REGULATION (hereinafter “OFFICE”) to act as an insurance administrator, pursuant to the provisions of Chapter 626, Part VII, Florida Statutes.  After a complete review of the entire record, and upon consideration thereof, and being otherwise fully advised in the premises, the OFFICE hereby finds and APPLICANT agrees as follows:

1.         The OFFICE has jurisdiction over the subject matter of and parties to this proceeding.

2.         APPLICANT has applied for and, subject to the satisfaction of the conditions established herein, has met all of the conditions precedent to the granting of a Certificate of

Authority to act as an insurance administrator in Florida pursuant to the requirements set forth for licensure by the Florida Insurance Code.

3.         APPLICANT is a corporation organized under the laws of the State of Florida on July 20, 2006.  The application represents that APPLICANT is one hundred percent (100%) owned by RENAISSANCE HEALTH SYSTEMS, INC. (hereinafter “PARENT”).

4.         PARENT, a Florida corporation, is one hundred percent (100%) owned by THE QUANTUM GROUP, INC. (hereinafter “ULTIMATE PARENT”), a Nevada corporation publicly traded on the American Stock Exchange under the symbol QGP.  APPLICANT represents that there are no ten percent (10%) or more shareholders of ULTIMATE PARENT.  Said representation is a material to the issuance of this Consent Order.

5.         APPLICANT has provided a Disclaimer of Control Affidavit for ULTIMATE PARENT certifying that, other than Noel J. Guillama, Donald B. Cohen and Susan Darby Guillama, no person in ULTIMATE PARENT does or will exercise any control, either directly or indirectly, over the activities of APPLICANT or any entity owned or controlled by APPLICANT and licensed by the OFFICE. Further, no person other than those identified will attempt to exercise any control, either directly or indirectly, over the actives of the APPLICANT or any entity owned or controlled by APPLICANT and licensed by the OFFICE without the advanced written consent of the OFFICE.  The representations made in the Disclaimer of Control Affidavit are material to the issuance of this Consent Order.

6.         APPLICANT and PARENT have made material representations that none of their officers and directors, and none of the officers and directors of ULTIMATE PARENT who have control over the activities of APPLICANT, have been found guilty of or have pleaded

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guilty or nolo contendere to a felony or a misdemeanor other than a minor traffic violation, without regard to whether a judgment of conviction was entered by the Court.

7.         APPLICANT, PARENT and ULTIMATE PARENT further represent that they have submitted complete information, including legible and complete fingerprint cards, on each of the above-referenced individuals.  If the investigation by the OFFICE utilizing the fingerprint cards and other sources reveals that the representations made in paragraph six (6) are inaccurate or incomplete, any individual involved shall be removed within thirty (30) days of receipt of notification from the OFFICE and replaced with a person or persons acceptable to the OFFICE.

8.         If, upon receipt of such notification from the OFFICE pursuant to paragraph seven (7) above, APPLICANT, PARENT or ULTIMATE PARENT does not timely take the required corrective action, APPLICANT, PARENT and ULTIMATE PARENT agree that such failure to act would constitute an immediate danger to the public, and the OFFICE may immediately suspend, revoke, or take other administrative action as it deems appropriate upon the Certificate of Authority of APPLICANT without further proceeding, pursuant to Sections 120.569(2)(n) and 120.60(6), Florida Statutes.

9.         APPLICANT shall comply with Section 626.8809, Florida Statutes, which requires that APPLICANT obtain and maintain a fidelity bond equal to at least ten percent (10%) of the amount of the funds handled or managed annually by APPLICANT.  However, the OFFICE will not require a bond greater than five hundred thousand dollars ($500,000) without due notice to all interested parties and the opportunity for a hearing and consideration of the record.

10.       After execution of this Consent Order, APPLICANT shall, by March 1st of each year for the prior calendar year, file with the OFFICE full and true statements of its financial

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condition, transactions and affairs as required by Section 626.89(1), Florida Statutes.  Further, APPLICANT shall file quarterly reports, in the format required by the OFFICE, for the periods ending March 31st, June 30th and September 30th within forty-five (45) days after the end of each quarter for three (3) consecutive years, which length of time may be amended at the sole discretion of the OFFICE.

11.       APPLICANT shall comply with Section 626.89(2), Florida Statutes, which requires APPLICANT to file audited financial statements prepared by an independent certified public accountant.  The audited financial statements must be filed with the OFFICE on or before June 1st for the preceding calendar year ending December 31st.  The audited financial statement, prepared on a consolidated basis, must include a columnar consolidating or combining worksheet that must be filed with the statement.  In addition, the statements must comply with the following statutory requirements:

(a)     Amounts shown on the consolidated audited financial statement must be shown on the worksheet;

(b)     Amounts for each entity must be stated separately;

(c)     Each entity included in the consolidated and consolidating statements must be accurately identified by its legal name; and

(d)     Explanations of consolidating and eliminating entries must be included.

12.       Subsequent to obtaining a Certificate of Authority and for its first year of operation, APPLICANT shall provide to the OFFICE  copies of all Administrative and Provider Agreements within thirty (30) days of execution.

13.       APPLICANT, PARENT and ULTIMATE PARENT agree that any managerial, administrative or employee-sharing arrangements between APPLICANT and its affiliated

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entities shall be evidenced by a written agreement which shall be maintained at the offices of APPLICANT and each affiliate that is a party to the agreement.  Such records shall be available for examination, along with the following:

(a)     A monthly cash settlement of expenses incurred by each entity for the month, including direct and allocated expenses.  If allocated, the record of expenses shall also include a clear explanation of the method for allocation that is consistent with the written agreement.

(b)     A separate list shoeing office space and any shared personnel detailing the method of allocation of these expenses.

(c)     All payments between APPLICANT and its affiliates shall be in accordance with the written agreement.

14.       APPLICANT agrees that upon receipt of notification from the OFFICE that it is in violation of any of the terms set out in paragraphs ten (10) through thirteen (13), the violation shall be corrected and acceptable evidence of the correction shall be submitted to the OFFICE within thirty (30) days of receipt of such notification.

15.       If, upon receipt of such notification from the OFFICE pursuant to paragraph fourteen (14) above, APPLICANT does not timely take the required corrective action, APPLICANT agrees that such failure to act would constitute an immediate danger to the public, and the OFFICE may immediately suspend, revoke or take other administrative action as it deems appropriate upon the Certificate of Authority of APPLICANT without further proceeding, pursuant to sections 120.569(2)(n) and 120.60(6), Florida Statues.

16.       APPLICANT affirms that all explanations and representations provided to the OFFICE fully describe all transactions, agreements and understandings regarding the formation

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and operation of APPLICANT, and further affirms that all representations are true and all representations and requirements set forth herein are material to the issuance of this Consent Order.

17.       Executive Order 13224, which was signed by President George W. Bush on September 23, 2001, blocks the assets of terrorists and terrorist support organizations identified by the Office of Foreign Assets Control of the Treasury Department.  The Executive Order also prohibits any transactions by U.S. persons involving the blocked assets and interest.  The list of identified terrorists and terrorist support organizations is periodically updated at the Treasury Department’s website, www.treas.gov/ofac.  APPLICANT shall establish an adhere to necessary procedures to detect and prevent prohibited transactions with individuals and entities which have been identified at the Office of Foreign Assets Control website of the Treasury Department.

18.       APPLICANT shall report to the OFFICE, Specialty Product Administration, any time that is named as a party defendant in a class action lawsuit, within fifteen (15) days after the class is certified.  APPLICANT shall include a copy of the complaint at the time it reports the class actions lawsuit to the OFFICE.

19.       APPLICANT, PARENT and ULTIMATE PARENT agree that, upon execution of this Consent Order by the OFFICE, failure to adhere to one or more of the terms and conditions contained herein may result, without further proceedings, in the revocation of APPLICANT’s Certificate of Authority in this state in accordance with sections 120.569(2)(n) and 120.60(6), Florida Statutes.

20.       APPLICANT PARENT and ULTIMATE PARENT expressly waive a hearing in this matter, the maker, the making of Findings of Fact and Conclusions of Law by the

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OFFICE, and all further and other proceedings herein to which the parties may be entitled by law or rules of the OFFICE.  APPLICANT, PARENT and ULTIMATE PARENT hereby knowingly and voluntarily waive all rights to challenge or to contest this Consent Order in any forum now or in the future available to it, including the right to any administrative proceeding, circuit or federal court action, or any appeal.

21.       Each party to this action shall bear its own cost and fees.

22.       The parties agree that this Consent Order shall be deemed to be executed when the OFFICE has signed a copy of this Consent Order bearing the signature of APPLICANT or its authorized representative, the signature of PARENT or its authorized representative, and the signature of the ULTIMATE PARENT or its authorized representative, notwithstanding the fact that the copy was transmitted to the OFFICE electronically.  APPLICANT, PARENT and ULTIMATE PARENT agree that their signatures as affixed to this Consent Order shall be under the seal of a Notary Public.

WHEREFORE, subject to the conditions set forth above, the application of RENAISSANCE ADMINISTRATIVE SOLUTIONS, INC.  To conduct business in the state of Florida as an insurance administrator is APPROVED.  FURTHER, all terms and conditions contained herein are hereby ORDERED.

DONE and ORDERED this  20th day of  November , 2008

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By execution hereof, RENAISSANCE ADMINISTRATIVE SOLUTIONS, INC.  Consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions herein.  The undersigned represents that he/she has the authority to bind RENAISSANCE ADMINISTRATIVE SOLUTIONS, INC. to the terms and conditions of this Consent Order.

RENAISSANCE ADMINISTRATIVE
SOLUTIONS, INC.

By:
Corporate Seal	Print Name:	Susan D. Guillama
	Title:	Vice President
	Date:	November 18, 2008

STATE OF  FLORIDA

COUNTY OF  PALM BEACH

The foregoing instrument was acknowledged before me this  18th day of November 2008,

by	Susan D. Guillama	as	Vice President
	(name of person)		(type of authority, e.g. officer, trustee, attorney in fact)

for	Renaissance Administrative Solutions, Inc.
(company name)

Alyssa M. Padron
(Print, Type or Stamp Commissioned Name of Notary)

Personally Known	X	OR Produced Identification

Type if Identification Produced

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By execution hereof, RENAISSANCE HEALTH SYSTEMS, INC.  Consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions herein.  The undersigned represents that he/she has the authority to bind RENAISSANCE HEALTH SYSTEMS, INC. to the terms and conditions of this Consent Order.

RENAISSANCE HEALTH SYSTEMS, INC.

By:
Corporate Seal	Print Name:	Susan D. Guillama
	Title:	Vice President
	Date:	November 18, 2008

STATE OF  FLORIDA

COUNTY OF  PALM BEACH

The foregoing instrument was acknowledged before me this  18th day of November 2008,

by	Susan D. Guillama	as	Vice President
	(name of person)		(type of authority, e.g. officer, trustee, attorney in fact)

for	Renaissance Health Systems, Inc.

Alyssa M. Padron
(Print, Type or Stamp Commissioned Name of Notary)

Personally Known	X	OR Produced Identification

Type if Identification Produced

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By execution hereof, THE QUANTUM GROUP, INC.  Consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions herein.  The undersigned represents that he/she has the authority to bind THE QUANTUM GROUP, INC. to the terms and conditions of this Consent Order.

THE QUANTUM GROUP, INC.

By:
Corporate Seal	Print Name:	Susan D. Guillama
	Title:	Vice President
	Date:	November 18, 2008

STATE OF  FLORIDA

COUNTY OF  PALM BEACH

The foregoing instrument was acknowledged before me this  18th day of November 2008,

by	Susan D. Guillama	as	Vice President
	(name of person)		(type of authority, e.g. officer, trustee, attorney in fact)

for	The Quantum Group, Inc.

Alyssa M. Padron
(Print, Type or Stamp Commissioned Name of Notary)

Personally Known	X	OR Produced Identification

Type if Identification Produced

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COPIES FURNISHED TO:

John F Black, President

Meridian Consulting, Inc.

P.O. box 14989

Tallahassee, Florida 32317-4989

jblack@merid-consulting.com

Jovita C. Ashton, Director

Specialty Product Administration

Office of Insurance Regulation

Larson Building

200 East Gaines Street

Tallahassee, Florida 32399-0331

jovita.ashton@floir.com

Jennifer H. Bell, Examiner

Specialty Product Administration

Office of Insurance Regulation

Larson Building

200 East Gaines Street

Tallahassee, Florida 32399-0331

jennifer.bell@floir.com

Stacy Wilhite, Assistant General Counsel

Legal Services Office

Office of Insurance Regulation

Larson Building

200 East Gaines Street

Tallahassee, Florida 32399-4206

stacy.wilhite@floir.com

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